                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Report of Independent Accountants
                                     PAGE 9

                       Schedule of Portfolio Investments
                                    PAGE 10

                      Statement of Assets and Liabilities
                                    PAGE 11

                            Statement of Operations
                                    PAGE 12

                      Statements of Changes in Net Assets
                                    PAGE 13

                         Notes to Financial Statements
                                    PAGE 14

                              Financial Highlights
                                    PAGE 20

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                                       -1-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

                                                              ALPINE REALTY INCOME & GROWTH          MORGAN STANLEY REIT INDEX
                                                               FUND ESTATE CLASS Y SHARES
                                                             ---------------------------------      -------------------------
12/30/98                                                                 10000.00                            10000.00
1/31/99                                                                  10250.00                             9889.00
4/30/99                                                                  11066.00                            10609.00
7/31/99                                                                  10984.00                            10298.00
10/31/99                                                                 10314.00                             9549.00
1/31/00                                                                  10652.00                             9760.00
4/30/00                                                                  11905.00                            10626.00
7/31/00                                                                  13519.00                            11987.00
10/31/00                                                                 12967.00                            11287.00

Past performance is not predictive of future results. Investment return and principal value of the Alpine Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain advisory fees and reimbursements. Without the waiver or reimbursement of fees, total return would have been lower.

The Morgan Stanley REIT Index is a total-return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. An investor can not invest directly in an index.

                  COMPARATIVE ANNUAL TOTAL RETURNS AS OF 10/31/00
                                                                            SINCE
                                                            1 YEAR        INCEPTION+
------------------------------------------------------------------------------------
Alpine Class Y                                              25.72%          15.18%
Alpine Class A (4.75%)*                                     19.44%          11.84%
Alpine Class B (5.00%)**                                    19.41%          12.37%
------------------------------------------------------------------------------------
Morgan Stanley REIT Index                                   18.19%           6.79%

     * REPRESENTS MAXIMUM SALES LOAD.
    ** REPRESENTS MAXIMUM REDEMPTION FEE.

 + Class A and Class Y shares commenced on December 30, 1998. Performance for Class B shares for the period prior to its inception on February 18, 1999, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

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                                       -2-

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to present the Alpine Realty Income & Growth Fund's (the "Fund") annual report for the fiscal year ended October 31, 2000. The net asset value of the Fund's Class Y shares on that date was $11.43, up from $9.90 at the beginning of the year. In addition, the Fund made four quarterly distributions to shareholders of $0.3135 on December 27, 1999, $0.1858 on March 27, 2000, $0.2000 on June 26, 2000 and $0.2000 on September 25, 2000 which in combination with the increase in net asset value produced a total return to shareholders of 25.72% during the fiscal year ended October 31, 2000.

COMPARATIVE PERFORMANCE

     We are pleased to report once again that the Fund's total return performance compares very favorably with that of its peer group and primary benchmark, the Morgan Stanley REIT Index (the "RMS Index")(1), over a number of measurement periods since its inception on December 30, 1998, including the latest fiscal year. During the fiscal year ending October 31, 2000, the Fund's Class Y shares' total return of 25.72% outpaced both the 18.19% return of the RMS Index and the 19.22% average return of the 145 funds tracked by Lipper Analytical Services, Inc. within Lipper's Real Estate funds category(2). Moreover, during the nearly two year period from December 31,1998 through October 31, 2000, the Fund achieved a total return of 14.17% on an annualized basis, which compares to the 6.49% average of the funds tracked by Lipper and the 5.88% return of the RMS Index. Such performance ranked #2 among the 127 funds tracked by Lipper(3) over the period. Over the same periods the Fund also handily outperformed the S&P 500 Index(4) ("S&P") which returned 6.09% during fiscal year 2000 and 9.87% on an annualized basis since December 31, 1998.

REAL ESTATE STOCK RELATIVE PERFORMANCE

     Indeed, calendar 2000 has been an exceptional year for real estate securities relative to other equity indices. After posting two consecutive years of negative returns in 1998 and 1999, the RMS Index produced a total return of 16.36% through October 31, 2000, compared to -1.81% and -17.09% returns of the S&P and NASDAQ Index(5), respectively, over the same period. The favorable shift in investor sentiment toward real estate securities which we proposed was near at hand in our "Alpine View 2000" and April 30, 2000 Semi-Annual Report, not only occurred but has continued with strength throughout the year.

     The factors underlying the strong performance in 2000 of real estate stocks have primarily been (i) overall investor rotations toward value investing

---------------

(1) The Morgan Stanley REIT Index (the "RMS Index") is a total- return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

(2) Lipper Real Estate Fund Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper is an independent mutual fund performance monitor whose results are based on total return & do not reflect a sales charge.

(3) For the 1 year ending 10/31/00, the Fund ranked # 14 in terms of total returns to shareholders out of 142 real estate funds. Lipper ranking is based on total return and does not reflect a sales change.

(4) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the board domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The NASDAQ Composite index is a broad-based capitalization- weighted index of all NASQAD National Market and Small Cap Stocks. An investor cannot invest directly in an index.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

from growth investing across the equity markets and (ii) consistently strong real estate market fundamentals which have propelled solid earnings growth of the REIT(6) entities.


    GEOGRAPHICAL            SECTOR DISTRIBUTION*
    DISTRIBUTION*
                            [SECTOR DISTRIBUTION
    [GEOGRAPHICAL                PIE GRAPH]
  DISTRIBUTION PIE
       GRAPH]
NEW ENGLAND         5.5%        APARTMENTS        12.7%
PACIFIC NORTHWEST   3.6%        DIVERSIFIED       12.2%
INTERNATIONAL       3.4%        MORTGAGE/FINANCE   4.3%
MOUNTAIN STATES     3.4%        STORAGE            0.8%
CENTRAL PLAINS      3.3%        OFFICE/INDUSTRIAL 30.0%
MID ATLANTIC       24.2%        RETAIL            18.6%
SOUTH               9.4%        LODGING           21.4
MIDWEST             9.6%
SOUTHEAST          18.1%
PACIFIC SOUTHWEST  19.5%

     The investor shift toward value investing began in March of this year as the illusion of incomparable future growth prospects of "new economy" technology companies proved increasingly elusive. Investors sought and found investment opportunities in the real estate sector with visible earnings growth, share valuation discounts to underlying real estate value and high current dividend yields. Additionally, the majority of companies in the REIT sector met or outperformed the expectations of Wall Street analysts, forcing continuous upward earnings revisions for 2000 and 2001 throughout the year. As the overvaluation risk for new economy companies was forcefully recognized by investors, the real estate sector benefited from increased fund flows, pushing real estate stock prices rapidly upwards from March 13 through August 1, 2000. Over this period, the RMS Index rose 28.72% which the technology laden NASDAQ declined 24.85%.

REAL ESTATE MARKETS

     The principal engines driving the upwards earnings revisions for the REIT sector have been exceptionally strong regional real estate market fundamentals, particularly in the coastal markets of the Mid-Atlantic, New England, and the Pacific from Washington to Southern California. Business expansion in the financial services, media, and technology industries has resulted in strong job formation, creating high demand across the board for office space, apartments, and hotel rooms in

---------------

(6)  REIT Disclosure: Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to whether changes in the value of their investments.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

many markets. Concurrently, supply of new space in many regions, particularly high barrier to entry coastal markets, has remained constrained, due in large part to underwriting discipline exhibited by both commercial banks and the capital markets. While pockets of overbuilding certainly have not been avoided altogether in this cycle, many supply constrained markets have witnessed historically low vacancy rates. CBD office markets in San Francisco, Boston, and New York and suburban markets such as Silicon Valley, with vacancy rates between 2% to 5%, have allowed owners of office properties in these markets to have some of the strongest pricing power of any sector in the economy. New office leases in the highest caliber properties in San Francisco and New York City were inked at stratospheric levels of $90-$100 per square foot over the summer. Meanwhile, apartment owners' unhindered ability to raise rents at rates significantly in excess of inflation even prompted rumblings of the need for rent regulation in some regions of California. Healthy demand for hotel rooms has continued with the strongest revenue growth occurring in the coastal markets where once again the dynamic between robust economic conditions and moderate supply additions has been most powerful.

     Against this backdrop, REITs have been able to post attractive top-line revenue growth and in the virtual absence of inflationary cost pressures, improved operating margins and bottom-line earnings. The strongest performing sectors of the REIT universe through the first ten months of 2000 have been the hotel, office, mixed office/industrial, and apartment companies. Through October 26, 2000 the hotel and apartment company components of the RMS Index produced 27.1% and 20.4% total returns, respectively. Meanwhile, the office sector returned 22.7% and companies owning both office and industrial assets, which include the northern California-based Mission West Properties and Spikier Properties, posted a market leading 31.2% total return. The weakest performing sectors of the REIT group were health care companies (-2.22%), triple-net lease companies (-4.89%), and self-storage facility owners (2.71%). Health care REITs continued to lag due to exposure to troubled operators of nursing homes and assisted living facilities while triple-net lease companies suffered from lack of capital for new acquisitions and from credit deterioration in tenants ranging from movie theater operators to golf course managers. Lastly, self-storage companies had difficult achieving significant pricing power and occupancy gains in the face of moderate oversupply.

PORTFOLIO COMPOSITION AND PERFORMANCE*

     During the fiscal year, the Fund continued to target undervalued companies with strong balance sheets, solid dividend coverage, and healthy real estate fundamentals while maintaining its geographic focus on the West Coast and Eastern seaboard markets from northern Virginia to Boston. In the fourth quarter of 1999, as the RMS Index descended to its lows for the year, we were able to upgrade the income producing characteristics of the

TOP TEN HOLDINGS* AS OF 10/31/00

       1.  Vornado Realty Trust                      5.27%       6.  Equity Residential Properties Trust       3.56%
       2.  Phillips International Realty Corp.       4.25%       7.  MeriStar Hotels & Resorts, Inc.           3.27%
       3.  Duke-Weeks Realty Corp.                   3.91%       8.  Alexandria Real Estate Equities, Inc.     3.26%
       4.  Starwood Hotels & Resorts Worldwide, Inc. 3.87%       9.  Regus PLC, ADR                            3.18%
       5.  Chelsea GCA Realty, Inc.                  3.59%      10.  Alexander's, Inc.                         3.15%
       Percentages based on net assets.

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Fund's holdings and purchase shares in companies at very attractive valuation levels. As the year 2000 has progressed, we have adjusted the portfolio to increase our investment in companies specializing in apartment, office, and industrial properties and to decrease our exposure to entities with retail and health care assets.

     Investment in apartment companies more than doubled during the year from 6% to 13% of net assets. Equity Residential Properties Trust and Apartment Investment and Management Company, the two largest REIT apartment managers and owners, are the Fund's most significant investments in the sector and were both added during the year. Roberts Realty, with a focus on in-fill markets in the Atlanta metro market, and Camden Property Trust, a play on improving markets in Texas, are also new investments.

     The Fund's weighting in companies owning office and industrial properties increased from approximately 26% to 30% over the period. Notable additions include Alexandria Real Estate Equities, Inc. and Regus, PLC, each a new top ten holding, and Pacific Gulf Properties. Alexandria ("ARE") owns and develops laboratory space for tenants in the pharmaceutical and biotechnology industries, including its two largest tenants Pfizer and Merck, primarily in the research and development corridors of Boston, northern Virginia, San Diego, and northern California. We believe ARE by virtue of its niche position servicing industries with robust research needs is well positioned at this point in the real estate cycle. Regus PLC provides a global network of office business centers as an alternate to traditional office leasing. Its centers offer workspaces complete with workstations and conference rooms highly serviced by telecommunications and secretarial support services. We participated in Regus's initial public offering in October and as investors embraced Regus's plan for significant American expansion, the shares increased 23% by month end. Pacific Gulf Properties, Inc., an owner of industrial and apartment assets in California, decided to maximize shareholder value by selling its assets into the private market and making liquidating distributions to its shareholders. We believe proceeds should approximate $29 per share providing an attractive return on our initial average cost of approximately $20.50.

     As noted above, the Fund decreased its weightings significantly in the retail and healthcare REIT sectors over the year. During the first half of the year, we maintained a bullish stance on retail REITs believing the concerns of E-retailing competition had knocked the sector to unreasonable low valuation levels. Initially our bet paid off handsomely as regional mall companies were a leading sector of the broader REIT indices. However, as noted in the April 2000 Semi-Annual report, we were concerned about the impact on the economy and retailing in specific from interest rate increases led by the Federal Reserve. With consumer confidence and retailer earnings slipping during the second half of the fiscal year, we reduced our exposure to retail REITs from approximately 27% to 19%. That level will be reduced further as liquidating distributions totaling an estimated $18-$18.25 per share are commenced by Philip's International Realty Corp. ($16.625 closing price @ 10/31/00), our largest retail investment and another holding where management opted to maximize shareholder value by selling assets into the private market.

     Additionally, the Fund sold down completely its investment in healthcare REITs from the 5% level at the beginning of the year. The previously noted concerns regarding the health of many of the nursing home and assisted living operators outweighed the attractiveness of the healthcare REITs high dividend yields in our view.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

     Finally, worth noting are the five top total return performances of shares held throughout the year, which were as follows:

     Mission West Properties, Inc. (86.6%), Equity Office Properties Trust (45.4%), Innkeepers USA Trust (33.8%), Starwood Hotels and Resorts Worldwide, Inc. (32.4%) and Duke-Weeks Realty Corp (30.1%). Mission West Properties, Inc., a pure play on office/industrial space in Silicon Valley, benefited from the explosive growth in technology companies and from finally being more broadly recognized by Wall Street. Innkeepers and Starwood were the top two of a group of solidly performing hotel investments which rallied from very depressed valuation levels amid concerns of sector overbuilding in 1999. We have maintained a fairly constant level of investment in the lodging sector throughout the year, despite realizing value upon privatization in late 1999 of Sunstone Hotel Investors, the Fund's largest holding at that time. Lastly, Equity Office and Duke-Weeks both benefited from strong tenant demand sector leading management teams, and positive market fundamentals in the office and office/industrial sectors, respectively.

OUTLOOK

     Alpine believes the issues with implications for the performance of real estate securities in the year 2001 are assuredly more complex than what we perceived a year ago. At that point, a second consecutive year of negative performance by real estate equity securities indices was concluding despite very sound real estate fundamentals and historically wide discounts of public from private market valuations of property. As the year 2000 approached, we questioned with exasperation when sentiment in the investment community would shift to perceive the visible earnings, high current yields, and significant discounts to underlying asset values that real estate securities offered. As soon as investor sentiment shifted we were confident that real estate returns would be historically strong. The overall economy was robust, consumer confidence was soaring, and real estate markets were strong and improving.

     As we approach 2001, however, the trajectory of the economy looms as a significant question, with the economy's impact on investor sentiment and thereby real estate securities performance a potentially counterbalancing force. However, while directionally there is no doubt the economy is slowing, it is our belief that Gross Domestic Product ("GDP") growth of 2.5% to 3% and benign cost pressures will frame the most likely economic scenario. Such a scenario, though it is likely to make underlying property markets less robust, will still keep them quite healthy. While earnings growth for real estate companies will likely decelerate marginally from their recent strength, real estate securities with their visible near-term cash flow and attractive dividend income should remain a comparatively attractive asset class as investors seek yield and greater certainty of earnings.

     In fact, we believe the expected deceleration in GDP growth should not impact real estate property performance dramatically. As opposed to market conditions preceding past economic downturns, today's underlying real estate markets are in general operating at historic strengths, without the vulnerabilities evident in previous cycles. Capital markets discipline, and perhaps still lingering memories of the early 1990's real estate depression, have kept new supply in check in most markets and REIT debt levels at manageable leverage ratios. As a result, slowing business expansion and job formation will impact demand for space across all sectors but should only cause marginal decreases in occupancy from historically high levels and/or a slowdown in rental rate growth.

     Of course, not all real estate markets or property types will behave the same under slowing economic conditions. Office and industrial assets by virtue of currently high occupancies and long term
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

leases with contractual rent increases should maintain positive cash flow growth, even in the face of slowing market rent growth. Apartment properties, without significant supply threats, will maintain occupancies though perhaps with less pricing power. Retail and hotel assets, dependent upon consumer confidence and business travel bookings, have the greatest vulnerability if the economic performance is slower than anticipated.

     In the near term we will maintain our focus on companies with assets on the Pacific Coast, Mid-Atlantic, and New England regions where market conditions should continue at historically strong levels, though perhaps slightly less robust than the recent 1999-2000 period. In general, the absence of supply issues in these areas will maintain them as landlord markets for almost all property types, even in the face of somewhat softer demand. Given our economic outlook, we anticipate that the Fund will continue to de-emphasize retail assets until evidence that lower interest rates will provide a stimulus to the economy and consumer sentiment. Hotel securities, which have been outstanding performers year to date and still trade at low multiples relative to the overall REIT group, should also be beneficiaries of diminishing supply concerns. Despite the above-mentioned positives, the Fund is reducing its exposure from current levels under a more cautious sector allocation. Capital from reductions in retail and hotel investments will likely be redeployed into companies with office and industrial assets in the most supply constrained coastal markets and into multifamily companies selectively when valuations turn more attractive.

     We will continue our value approach throughout 2001, targeting companies with strong balance sheets, solid dividend coverage, and healthy real estate fundamentals, and hope to continue to produce exceptional relative performance for our shareholders. We look forward to updating you on this Fund's progress in 2001.

Sincerely,

SAMUEL A. LIEBER                           ROBERT W. GADSEN
Samuel A. Lieber                           Robert W. Gadsden
Co-Portfolio Manager                       Co-Portfolio Manager

---------------

* Portfolio holdings and composition are subject to change.

Past performance is no guarantee for future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost.

BISYS Fund Services distributes the Alpine Realty Income & Growth Fund.

For more complete information on the Alpine Realty Income & Growth Fund, including fees, expenses and sales charges please call 1-877-945-3863 for a free prospectus. Please read the prospectus carefully before investing or sending money.

The views expressed in this report reflect those of the investment adviser only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other condition

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
Alpine Equity Trust

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine Realty Income & Growth Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two periods then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 21, 2000

ALPINE REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                OCTOBER 31, 2000

                       SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ----------------------------------  ----------
COMMON STOCKS -- (12.8%)
Diversified -- (1.3%)
  3,500   Security Capital Group, Inc.
            (b).............................  $   66,719
  1,500   Wellsford Real Properties, Inc.
            (b).............................      26,719
                                              ----------
                                                  93,438
                                              ----------
Lodging -- (7.1%)
100,000   MeriStar Hotels & Resorts, Inc.
            (b).............................     237,500
  9,500   Starwood Hotels & Resorts
            Worldwide, Inc..................     281,437
                                              ----------
                                                 518,937
                                              ----------
Office/Office Services -- (4.4%)
 10,000   Regus PLC, ADR (b)................     231,250
  6,000   Trizec Hahn Corp..................      89,625
                                              ----------
                                                 320,875
                                              ----------
          Total Common Stocks...............     933,250
                                              ----------
REAL ESTATE INVESTMENT TRUSTS -- (87.1%)
Apartments -- (11.3%)
  5,000   Apartment Investment & Management
            Co..............................     228,438
  5,000   Camden Property Trust.............     143,125
  5,500   Equity Residential Properties
            Trust...........................     258,843
 25,100   Roberts Realty Investors, Inc.....     194,525
                                              ----------
                                                 824,931
                                              ----------
Diversified -- (11.2%)
  3,000   Alexander's, Inc. (b).............     229,313
 80,000   First Union Real Estate Equity &
            Mortgage Investments............     205,000
 11,000   Vornado Realty Trust..............     382,937
                                              ----------
                                                 817,250
                                              ----------
Hotels -- (15.0%)
  8,000   Felcor Lodging Trust, Inc.........     175,500
  8,000   Hospitality Properties Trust......     172,500
 18,200   Host Marriott Corp................     193,375
 20,100   Innkeepers USA Trust..............     204,768
  7,500   LaSalle Hotel Properties..........     107,813
  5,300   MeriStar Hospitality Corp.........     101,363
 10,000   RFS Hotel Investors, Inc..........     128,750
                                              ----------
                                               1,084,069
                                              ----------
Mortgage/Finance -- (3.1%)
  8,000   Anthracite Capital, Inc...........      59,000
  8,500   iStar Financial, Inc..............     170,000
                                              ----------
                                                 229,000
                                              ----------
Office-Industrial Buildings -- (26.5%)
  7,000   Alexandria Real Estate Equities,
            Inc.............................     237,125
  2,100   AMB Property Corp.................      49,350

                       SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ----------------------------------  ----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Office-Industrial Buildings, continued:
  6,000   CarrAmerica Realty Corp...........  $  177,375
 12,000   Duke-Weeks Realty Corp............     284,249
  3,000   Equity Office Properties Trust....      90,375
  5,600   Koger Equity, Inc.................      89,250
  3,000   Liberty Property Trust............      79,313
  8,800   Mission West Properties, Inc......     118,250
  8,000   Pacific Gulf Properties, Inc......     212,500
  7,200   ProLogis Trust....................     151,200
  5,300   PS Business Parks, Inc............     139,125
  6,100   Reckson Associates Realty Corp....     138,013
  2,000   Reckson Associates Realty Corp.,
            Class B.........................      46,125
  2,000   Spieker Properties, Inc...........     110,750
                                              ----------
                                               1,923,000
                                              ----------
Retail Centers -- (6.1%)
  5,000   Federal Realty Investment Trust...      96,250
  4,200   Kramont Realty Trust..............      37,800
 18,600   Philips International Realty
            Corp............................     309,225
                                              ----------
                                                 443,275
                                              ----------
Shopping Malls -- (13.1%)
  9,000   CBL & Associates Properties,
            Inc.............................     208,125
  8,100   Chelsea GCA Realty, Inc...........     261,225
 24,900   Crown American Realty Trust.......     141,619
 10,000   Macerich Co.......................     196,250
  6,500   Simon Property Group, Inc.........     145,031
                                              ----------
                                                 952,250
                                              ----------
Storage -- (0.8%)
  2,500   Public Storage, Inc...............      56,250
                                              ----------
          Total Real Estate Investment
            Trusts..........................   6,330,025
                                              ----------
PREFERRED STOCK -- (2.9%)
Apartments -- (1.6%)
  6,000   Apartment Investment & Management
            Co. 9.00% Series C..............     121,500
                                              ----------
Mortgage/Finance -- (1.3%)
  5,200   CRIIMI MAE, Inc. 10.88% Series
            B...............................      92,300
                                              ----------
          Total Preferred Stock.............     213,800
                                              ----------
          Total Investments (Cost
            $6,975,630) (a)           102.8%   7,477,075
          Liabilities in excess of other
              assets                    2.8%    (204,747)
                                        ----  ----------
          TOTAL NET ASSETS            100.0%  $7,272,328
                                      ======  ==========

---------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.....................    $ 602,470
         Unrealized depreciation.....................     (101,025)
                                                         ---------
         Net unrealized appreciation.................    $ 501,445
                                                         =========

(b) Represents non-income producing securities.

ADR -- American Depository Receipt

PLC -- Public Limited Company
                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

ASSETS:
  Investments, at value (cost $6,975,630)...................    $7,477,075
  Dividends receivable......................................        10,553
  Receivable for investment securities sold.................       453,207
  Receivable from investment advisor........................         3,044
  Prepaid expenses and other assets.........................        11,079
                                                                ----------
     Total Assets...........................................     7,954,958
                                                                ----------

LIABILITIES:
  Demand loan payable to custodian..........................       499,623
  Payable for investment securities purchased...............       162,262
  Accrued expenses and other liabilities:
     Administration fees....................................         1,402
     Distribution fees......................................             7
     Other..................................................        19,336
                                                                ----------
     Total Liabilities......................................       682,630
                                                                ----------
NET ASSETS..................................................    $7,272,328
                                                                ==========
NET ASSETS REPRESENTED BY
  Shares of beneficial interest, at par value...............    $       64
  Additional paid-in-capital................................     6,770,819
  Net unrealized appreciation from investment
     transactions...........................................       501,445
                                                                ----------
     TOTAL NET ASSETS.......................................    $7,272,328
                                                                ==========
NET ASSET VALUE
  Class A shares
     Net assets of $12,070 / 1,056 shares outstanding.......    $    11.43
                                                                ==========
     Offering price (based on sales charge of 4.75%)........    $    12.00
                                                                ==========
  Class B shares*
     Net assets of $5,029 / 439 shares outstanding..........    $    11.44
                                                                ==========
  Class Y shares
     Net assets of $7,255,229 / 634,744 shares
      outstanding...........................................    $    11.43
                                                                ==========

---------------

* Redemption price per share varies based on length of time shares are held. (Note 5).

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME:
  Interest..................................................  $  5,149
  Dividends (net of foreign withholding taxes of $158)......   413,769
                                                              --------
     Total income...........................................                418,918
                                                                         ----------

EXPENSES:
  Investment advisory fees..................................  $ 55,219
  Administration fees.......................................    24,138
  Distribution fees -- Class B..............................        12
  Shareholder servicing fees -- Class A.....................         8
  Shareholder servicing fees -- Class B.....................         4
  Custodian fees............................................     5,591
  Fund accounting fees......................................     2,361
  Interest expense..........................................     6,484
  Legal fees................................................     7,241
  Audit fees................................................    18,026
  Registration and filing fees..............................    25,959
  Transfer agent fees.......................................     2,011
  Trustees' fees and expenses...............................     1,778
  Printing costs............................................    19,989
  Other.....................................................     2,631
                                                              --------
Total expenses before voluntary fee reductions..............                171,452
                                                                         ----------
  Expenses waived/reimbursed by investment advisor..........                (89,236)
                                                                         ----------
       Net expenses.........................................                 82,216
                                                                         ----------
Net investment income.......................................                336,702
                                                                         ----------
REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions......................       44,409
  Net change in unrealized depreciation from investment
     transactions.....................................................      765,081
                                                                         ----------
Net realized/unrealized gains from investments........................      809,490
                                                                         ----------
Change in net assets resulting from operations........................   $1,146,192
                                                                         ==========

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         PERIOD ENDED
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999(a)
                                                              ----------------   -------------------
OPERATIONS:
  Net investment income.....................................     $  336,702          $  208,106
  Net realized gain/(loss) from investment transactions.....         44,409             (12,705)
  Net change in unrealized depreciation from investment
     transactions...........................................        765,081            (263,636)
                                                                 ----------          ----------
  Change in net assets resulting from operations............      1,146,192             (68,235)
                                                                 ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A shareholders:
     From net investment income.............................           (144)                (39)
     From net realized gain on investment transactions......             (1)                 --
     Tax Return of Capital..................................             (4)                 --
  Distributions to Class B shareholders:
     From net investment income.............................            (94)               (386)
     From net realized gain on investment transactions......             (1)                 --
     Tax Return of Capital..................................             (2)                 --
  Distributions to Class Y shareholders:
     From net investment income.............................       (430,989)           (141,304)
     From net realized gain on investment transactions......         (4,383)                 --
     Tax Return of Capital..................................        (11,011)                 --
                                                                 ----------          ----------
  Change in net assets resulting from distributions to
     shareholders...........................................       (446,629)           (141,729)
                                                                 ----------          ----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
     Proceeds from shares sold..............................      2,710,523           4,170,202
     Dividends reinvested...................................        267,954              91,369
     Cost of shares redeemed................................       (249,231)           (208,088)
                                                                 ----------          ----------
  Change in net assets from shares of beneficial interest
     transactions...........................................      2,729,246           4,053,483
                                                                 ----------          ----------
  Total change in net assets................................      3,428,809           3,843,519
                                                                 ----------          ----------
NET ASSETS:
  Beginning of period.......................................      3,843,519                  --
                                                                 ----------          ----------
  End of period.............................................     $7,272,328          $3,843,519
                                                                 ==========          ==========

---------------

(a) The fund commenced offering Class B shares on February 18, 1999.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

1.   ORGANIZATION:

     The Alpine Realty Income & Growth Fund, (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge, but pay distribution fees. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on the length of time the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to certain institutional or individual investors who do not receive services of financial intermediaries that offer shares of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, will be valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 2000

     accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Fund is authorized to engage in short selling. Short sales are the transactions in which the fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is also at risk of incurring dividend expense if the security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Fund maintains the collateral in a segregated account with its custodian, consisting of cash, equities, and/or U.S. Government securities sufficient to collateralize its obligation on the short positions.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Funds of the Trust. Borrowings of the Funds under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the Committed Line, which will be allocated by average net assets to all Funds of the Trust. As of October 31, 2000 the Trust had an unused Committed Line balance of $3,828,006. All the assets in the portfolio are held as collateral for the Committed Line.

     F. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 2000

     G.   DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (i.e. reclass of Section 988 gain/loss, wash sales and REIT temporary difference). To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of October 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                             ACCUMULATED
                                                                             NET REALIZED
                                                    UNDISTRIBUTED               GAINS
                                                    NET INVESTMENT         FROM INVESTMENT
                                                    INCOME/(LOSS)            TRANSACTIONS
                                                    --------------        ------------------
Realty Income & Growth..........................       $39,165                 ($27,319)

     H.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I.   FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 35% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

        i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 2000

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required claiming the benefits of such treaties.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                     YEAR ENDED              PERIOD ENDED
                                                  OCTOBER 31, 2000        OCTOBER 31, 1999(a)
                                                ---------------------    ---------------------
                                                SHARES       AMOUNT      SHARES       AMOUNT
                                                -------    ----------    -------    ----------
    CLASS A
      Shares sold.............................      939    $   10,926        100    $    1,000
      Shares issued in reinvestment of
         dividends............................       13           130          4            40
                                                -------    ----------    -------    ----------
      Net change..............................      952        11,056        104         1,040
                                                -------    ----------    -------    ----------

    CLASS B
      Shares sold.............................      327         3,862      1,605        16,031
      Shares issued in reinvestment of
         dividends............................        8            86         37           386
      Shares redeemed.........................       --            --     (1,538)      (16,301)
                                                -------    ----------    -------    ----------
      Net change..............................      335         3,948        104           116
                                                -------    ----------    -------    ----------

    CLASS Y
      Shares sold.............................  246,834     2,695,735    397,771     4,153,171
      Shares issued in reinvestment of
         dividends............................   25,429       267,738      8,783        90,943
      Shares redeemed.........................  (25,345)     (249,231)   (18,728)     (191,787)
                                                -------    ----------    -------    ----------
      Net change..............................  246,918     2,714,242    387,826     4,052,327
                                                -------    ----------    -------    ----------
      Total net change........................  248,205    $2,729,246    388,034    $4,053,483
                                                =======    ==========    =======    ==========

     --------------------

     (a) The Fund commenced offering Class B shares on February 18, 1999.

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $10,589,933 and $7,570,717 respectively, for the period ended October 31, 2000.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group Inc. serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans for each class of shares, except

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 2000

     Class Y Shares, as allowed by Rule 12b-1 of the 1940 Act. Distributions plans permit the Fund to reimburse its principle underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund. Pursuant to the Distribution plans, each class, except Class Y Shares, currently pays a service fee equal to 0.25% of the average daily net assets of the class. Class B shares also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan fees are calculated daily and paid monthly.

     During the fiscal year ended October 31, 2000, amounts earned by BISYS LP pursuant to the Fund's Class A and Class B shares Distribution Plans were $8 and $16, respectively.

     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class

     During the period ended October 31, 2000 BISYS LP earned no commission on sales of shares of the fund.

     Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemption of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share
     (NAV) at the date of the original purchase or at the date of redemption, according to the following chart:

YEAR OF REDEMPTION                                     CDSC
------------------                                     ----
First..............................................     5%
Second.............................................     4
Third and Fourth...................................     3
Fifth..............................................     2
Sixth..............................................     1

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provide investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund average daily net assets, in accordance with the following schedule:

First $750 million..................................    1.00%
Next $250 million...................................    0.90%
Over $1 billion.....................................    0.80%

                                   Continued

ALPINE REALTY INCOME & GROWTH FUND

                                OCTOBER 31, 2000

     Fees may be voluntarily reduced or reimbursed to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions for the Fund is as follows for the period ended October 31, 2000:

                                                   INVESTMENT ADVISOR
                                           ----------------------------------
                                              ANNUAL FEE
                                           BEFORE VOLUNTARY      VOLUNTARY         ADDITIONAL
                                            FEE REDUCTIONS     FEE REDUCTIONS    REIMBURSEMENTS
                                           ----------------    --------------    --------------
Realty Income & Growth Fund..............      $55,219            $55,219           $34,017

     BISYS LP is the Fund's Distributor. BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund's Administrator, Transfer Agent and Dividend Disbursing Agent. In return for these services, BISYS LP and BISYS will earn an annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum of $250,000 annually for the Trust. The shortfall in fees between those calculated based on Fund's average daily net assets and the annual minimum is being reimbursed voluntarily by the Fund's investment adviser.

     Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invest a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For corporate shareholders, 0.75% of the total ordinary income distributions paid during the fiscal year ended October 31, 2000, qualify for the corporate dividend received deduction.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED          PERIOD ENDED
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999(a)
                                                              ----------------    -------------------
CLASS A SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................       $ 9.91               $10.00
                                                                   ------               ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         0.66                 0.63(b)
  Net realized/unrealized gain/(loss) from investments
     transactions...........................................         1.74                (0.33)
                                                                   ------               ------
  Total from investment operations..........................         2.40                 0.30
                                                                   ------               ------
LESS DISTRIBUTIONS:
  From net investment income................................        (0.85)               (0.39)
  From net realized gains from investment transactions......        (0.01)                  --
  Tax return of capital.....................................        (0.02)                  --
                                                                   ------               ------
  Total distributions.......................................        (0.88)               (0.39)
                                                                   ------               ------
NET ASSET VALUE END OF YEAR.................................       $11.43               $ 9.91
                                                                   ======               ======
TOTAL RETURN (EXCLUDES SALES CHARGES).......................        25.35%                2.90%(e)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................       $   12               $    1
  Ratio of expenses to average net assets...................         1.79%                1.73%(d)
  Ratio of net investment income/(loss) to average net
     assets.................................................         5.27%                7.14%(d)
  Ratio of expenses to average net assets(c)................         3.38%                4.43%(d)
  Ratio of interest expense to average net assets...........         0.22%                 N/A
  Portfolio turnover(f).....................................          137%                 159%

---------------

(a) For the period from December 30, 1998 (commencement of class operations) to October 31, 1999.

(b) Net investment income is based on average shares outstanding during the period.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED          PERIOD ENDED
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999(a)
                                                              ----------------    -------------------
CLASS B SHARES
NET ASSET VALUE BEGINNING OF YEAR...........................       $ 9.92               $ 9.99
                                                                   ------               ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         0.63                 0.53(b)
  Net realized/unrealized gain/(loss) from investments
     transactions...........................................         1.69                (0.23)
                                                                   ------               ------
  Total from investment operations..........................         2.32                 0.30
                                                                   ------               ------
LESS DISTRIBUTIONS:
  Net investment income.....................................        (0.77)               (0.37)
  Net realized gains from investment transactions                   (0.01)                  --
  Tax return of capital.....................................        (0.02)                  --
                                                                   ------               ------
  Total distributions.......................................        (0.80)               (0.37)
                                                                   ------               ------
NET ASSET VALUE END OF YEAR.................................       $11.44               $ 9.92
                                                                   ======               ======
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)..................        24.41%                2.92%(e)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................       $    5               $    1
  Ratio of expenses to average net assets...................         2.51%                2.48%(d)
  Ratio of net investment income/(loss) to average net
     assets.................................................         5.52%                6.94%(d)
  Ratio of expenses to average net assets(c)................         4.11%                5.18%(d)
  Ratio of interest expense to average net assets...........         0.18%                 N/A
  Portfolio turnover(f).....................................          137%                 159%

---------------

(a) For the period from February 18, 1999 (commencement of class operations) to October 31, 1999.

(b) Net investment income is based on average shares outstanding during the period.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE REALTY INCOME & GROWTH FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                YEAR ENDED          PERIOD ENDED
                                                             OCTOBER 31, 2000    OCTOBER 31, 1999(a)
                                                             ----------------    -------------------
CLASS Y SHARES
NET ASSET VALUE BEGINNING OF YEAR..........................       $ 9.90               $10.00
                                                                  ------               ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................................         0.67                 0.64(b)
  Net realized/unrealized gain/(loss) from investments
     transactions..........................................         1.77                (0.32)
                                                                  ------               ------
  Total from investment operations.........................         2.44                 0.32
                                                                  ------               ------
LESS DISTRIBUTIONS:
  From net investment income...............................        (0.88)               (0.42)
  Net realized gains from investment transactions..........        (0.01)                  --
  Tax return of capital....................................        (0.02)                  --
                                                                  ------               ------
  Total distributions......................................        (0.91)               (0.42)
                                                                  ------               ------
NET ASSET VALUE END OF YEAR................................       $11.43               $ 9.90
                                                                  ======               ======
TOTAL RETURN...............................................        25.72%                3.14%(e)

ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........................       $7,255               $3,842
  Ratio of expenses to average net assets..................         1.49%                1.50%(d)
  Ratio of net investment/(loss) income to average net
     assets................................................         6.10%                7.76%(d)
  Ratio of expenses to average net assets(c)...............         3.10%                4.18%(d)
  Ratio of interest expense to average net assets..........         0.12%                 N/A
  Portfolio turnover(f)....................................          137%                 159%

---------------

(a) For the period from December 30, 1998 (commencement of class operations) to October 31, 1999.

(b) Net investment income is based on average shares outstanding during the period.

(c) During the period, certain fees were voluntarily waived or reimbursed. If such voluntary fee waiver or reimbursement had not occurred, the ratios would have been as indicated.

(d) Annualized.

(e) Not annualized.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY 10168

CUSTODIAN
IFTC
801 Pennsylvania
Kansas City, MO 64105

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022

DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH 43219

                                 [ALPINE LOGO] ALPINE

                                        REALTY
                                    INCOME & GROWTH
                                         FUND

ALPINE REALTY INCOME & GROWTH FUND
 122 East 42nd Street, 37th floor
        New York, NY 10168
           (212)687-5588

                                          -----------------------------------
                                          SEMI-ANNUAL REPORT
                                          APRIL 30, 2000

                                          This material must be preceded or
                                          accompanied by a current prospectus.
(12/00)